UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

The information included in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

On June 26, 2007, Biovest International, Inc., a Delaware corporation (the “Company”), closed a loan transaction (the “Loan”) with Southwest Bank Creve Coeur Financial Center of St. Louis, MO (“Southwest”), pursuant to which Southwest loaned the sum of $200,000.00 to the Company pursuant to an unsecured Promissory Note (the “Note).

The following describes certain material terms of the Transaction:

•	The Note will become due and payable on December 26, 2007. The Note can be prepaid by the Company at any time without penalty.

•

The outstanding principal amount of the Note will bear interest at the rate of the prime rate plus 1% (9.25% per annum initially). Monthly payments of accrued interest only shall be due and payable monthly on the 26th day of each month commencing on July 26, 2007.

•	The Note is an unsecured obligation of the Company.

•

The Note is guaranteed by an individual affiliated with Accentia Biopharmaceuticals, Inc (Accentia), the majority stockholder of the Company. The Company has entered into an Indemnification Agreement with the guarantor.

•

The Company issued to the guarantor warrants to purchase an aggregate total of 109,090 shares of the Company’s Common Stock, par value $0.01 per share, at an exercise price of $1.10 per share (the “Warrant”). The Warrant will expire on June 25, 2012.

The Warrant was issued by the Company as described above in a transaction that was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and the guarantor is an accredited investor with access to all relevant information necessary to evaluate the investment and represented to us that the Warrant was being acquired for investment.

The foregoing description of the Transaction does not purport to be a complete description of the material terms of the Transaction and is qualified in its entirety by reference to the agreements entered into in connection with the Transaction. Such agreements are included as exhibits to this Current Report on Form 8-K.

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Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K Press Release, dated June 28, 2007, by Biovest International, Inc. announcing that based on up to six years of follow-up, the Company announced favorable interim blinded data for fast-tracked pivotal Phase 3 Clinical Trial of BiovaxID anti-cancer vaccine for Non-Hodgkin’s Lymphoma. A copy of this press released is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ James A. McNulty
James A. McNulty, CPA
Chief Financial Officer

Date: June 29, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note dated June 26, 2007, between Biovest International, Inc. (“Biovest”) and Southwest Bank Creve Coeur Financial Center of St. Louis, MO (“Southwest”).

10.2	Common Stock Purchase Warrant, dated June 26, 2007, issued by Biovest to Alan M. Pearce.

10.3	Indemnity Agreement dated June 26, 2007 between Biovest and Alan M. Pearce.

99.1	Press release dated June 28, 2007 titled: “Based on Up to 6 Years of Follow-Up, Biovest Announces Favorable Interim Blinded Data for Fast-Tracked Pivotal Phase 3 Clinical Trial of BiovaxID Anti-Cancer Vaccine for Non-Hodgkin’s Lymphoma”.

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